UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 19, 2005

METALS USA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13123 (Commission File Number)	76-0533626 (IRS Employer Identification No.)

One Riverway, Suite 1100 Houston, Texas (Address of Principal Executive Offices)		77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 965-0990

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

         On October 19, 2005, Metals USA, Inc. (the “Company”) announced that the stockholders of the Company voted to adopt the Agreement and Plan of Merger, dated May 18, 2005, among Flag Holdings Corporation, Flag Acquisition Corporation and the Company at a special meeting of the stockholders of the Company.

         A copy of the press release issued by the Company on October 19, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release issued by Metals USA, Inc., dated October 19, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2005	Metals USA, Inc. (Registrant) By: /s/ John A. Hageman —————————————— Name: John A. Hageman Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release issued by Metals USA, Inc., dated October 19, 2005.